UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2006

CLEAR CHOICE FINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-120428	33-1080880

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona 85282

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 820-9766

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        Pursuant to the Company’s 2005 Long-Term Equity Incentive Plan, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Commission on October 11, 2005, the Company is authorized to make grants of, among things, restricted shares of common stock of the Company (“Common Stock”) and options to purchase Common Stock. Attached to this Current Report on Form 8-K is a Form of Restricted Stock Grant and a Form of Option Grant, relating to grants made pursuant to the Plan.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
99.1 Form of Restricted Stock Agreement
99.2 Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2006	CLEAR CHOICE FINANCIAL, INC. By: /s/ Darren Dierich —————————————— Darren Dierich Chief Financial Officer